Exhibit 10.1

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                          SECURITIES PURCHASE AGREEMENT



                                  BY AND AMONG



                                 THE PARTNERS OF

                         PRIORITY POWER MANAGEMENT, LTD.
                                       AND
                                PPM DALLAS, LTD.,

                                   AS SELLERS,



                         PRIORITY POWER MANAGEMENT, LTD.
                                       AND
                                PPM DALLAS, LTD.,


                                       AND



                             AMEN PROPERTIES, INC.,
                                       AND
                              NEMA PROPERTIES, LLC,

                                    AS BUYERS




                                   DATED AS OF

                                  MAY 18, 2006


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                          SECURITIES PURCHASE AGREEMENT



         This SECURITIES PURCHASE AGREEMENT (this "AGREEMENT"), dated as of May 18, 2006, is entered into by and among Amen Properties, Inc. ("AMEN") and NEMA Properties, LLC ("NEMA" and together with Amen, the "BUYERS"); and Priority Power Management I, L.L.C. ("PPM GP") and Priority Power Management Dallas, LLC, ("PPM DALLAS GP", and together with PPM GP, the "GENERAL PARTNERS"); and the Limited Partners of Priority Power Management, Ltd. identified on SCHEDULE 2.1 (the "PPM LIMITED PARTNERS") and of PPM Dallas, Ltd. identified on SCHEDULE 2.1 (the "PPM DALLAS LIMITED PARTNERS", and together with the PPM Limited Partners, the "LIMITED PARTNERS"); and Priority Power Management, Ltd. ("PPM") and PPM Dallas, Ltd. ("PPM DALLAS", and, together with PPM, the "PARTNERSHIPS"). All of the foregoing are each sometimes referred to herein individually as a "PARTY" and collectively as the "PARTIES."

                                    RECITALS:

A. PPM GP owns all of the general partner interests (the "PPM GP INTERESTS") and the PPM Limited Partners own limited partner interests (the "PPM LP INTERESTS" and together with the PPM GP Interest, the "PPM INTERESTS") in PPM, and PPM Dallas GP owns all of the general partner interests (the "PPM DALLAS GP INTERESTS") and the PPM Dallas Limited Partners own (or will own at Closing) all of the limited partner interests (the "PPM DALLAS LP INTERESTS" and together with the PPM Dallas GP Interest, the "PPM DALLAS INTERESTS") in PPM Dallas, each as described on SCHEDULE 2.1. The General Partners and the Limited Partners are referred to herein individually as a "SELLER" and collectively as the "SELLERS").

B.  Sellers  have agreed to sell,  and Buyers have agreed to  purchase,  the PPM
Interests  and  the  PPM  Dallas  Interests   (collectively,   the  "PARTNERSHIP
INTERESTS") pursuant to the terms hereof.

         NOW, THEREFORE, in consideration of the mutual benefits to be derived from this Agreement and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

                           ARTICLE 1. -- DEFINITIONS

         1.1. CERTAIN DEFINED TERMS. As used in this Agreement, each of the following terms is defined below:

         "AFFILIATE" means, with respect to any Person, any other Person that, directly or indirectly, through one or more intermediaries or otherwise, controls, is controlled by, or is under common control with, such Person.

         "AGREEMENT" is defined in the preamble hereto.

         "AMEN" means Amen Properties, Inc.

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         "APPLICABLE  ENVIRONMENTAL LAWS" means all Applicable Laws in effect at any time pertaining to pollution or the protection of the environment, including those relating to waste materials and/or hazardous substances.

         "APPLICABLE LAW" means any statute, law, rule, or regulation or any judgment, order, writ, injunction, or decree of any Governmental Entity to which a specified Person or property is subject.

         "APPRAISAL" means that certain appraisal of PPM and PPM Dallas prepared by Arrow Business Appraisers, Inc. and dated as of September 30, 2005.

         "BALANCE SHEET DATE" is defined in SECTION 4.8.

         "BUYERS" is defined in the preamble hereto.

         "BUYER INDEMNIFIED PARTIES" is defined in SECTION 9.3.

         "CLOSING" is defined in SECTION 3.1.

         "CLOSING DATE" is defined in SECTION 3.1.

          "CODE" means the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder by the Treasury Department of the United States.

         "DAMAGES" means losses, claims, damages, judgments, settlements, penalties, obligations, costs, liabilities and expenses (including reasonable attorneys' fees and expenses), of any nature whatsoever, which result from or arise out of an action, petition, plea, charge, complaint, suit, litigation, arbitration, mediation, hearing or similar event, occurrence or proceeding.

         "EFFECTIVE DATE" means April 1, 2006.

         "ENCUMBRANCES" means liens, charges, pledges, options, mortgages, deeds of trust, security interests, claims, restrictions (whether on voting, sale, transfer, disposition, or otherwise), easements, and other encumbrances of every type and description, whether imposed by law, agreement, understanding, or otherwise.

         "FINANCIAL STATEMENTS" is defined in SECTION 4.7.

         "GENERAL PARTNER INTERESTS" means all of the PPM GP Interests and the PPM Dallas GP Interests.

         "GENERAL PARTNERS" is defined in the preamble hereto.

         "GOVERNMENTAL ENTITY" means any court or tribunal in any jurisdiction (domestic or foreign) or any public, governmental, or regulatory body, agency, department, commission, board, bureau, or other authority or instrumentality (domestic or foreign).

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         "HAZARDOUS  SUBSTANCE"  means  any  substance  defined  as a  hazardous substance under any Applicable Environmental Law.

         "INTELLECTUAL PROPERTY" shall mean all of the following, owned or used in the current or contemplated business of the Partnerships: (i) trademarks and service marks, trade dress, product configurations, trade names and other indications of origin, applications or registrations in any jurisdiction pertaining to the foregoing and all goodwill associated therewith; (ii) patentable inventions, discoveries, improvements, ideas, know-how, formula methodology, processes, technology, software (including password unprotected interpretive code or source code, object code, development documentation, programming tools, drawings, specifications and data) and applications and patents in any jurisdiction pertaining to the foregoing, including re-issues, continuations, divisions, continuations-in-part, renewals or extensions; (iii) trade secrets, including confidential information and the right in any jurisdiction  to  limit  the  use or  disclosure  thereof;  (iv)  copyrights  in writings, designs software, mask works or other works, applications or registrations in any jurisdiction for the foregoing and all moral rights related thereto; (v) database rights; (vi) Internet Web sites, domain names and applications and registrations pertaining thereto and all intellectual property used in connection therewith; (vii) rights under all agreements relating to the foregoing; (viii) books and records pertaining to the foregoing; and (ix) claims or causes of action arising out of or related to past, present or future infringement or misappropriation of the foregoing.

         "LIMITED PARTNERS" is defined in the preamble hereto.

         "LIMITED PARTNER INTERESTS" means all of the PPM LP Interests and the PPM Dallas LP Interests.

         "MATERIAL CONTRACTS" is defined in SECTION 4.9.

         "NEMA" means NEMA Properties, LLC.

         "NOTES" is defined in SECTION 2.2.

         "ORGANIZATIONAL DOCUMENTS" is defined in SECTION 4.1.

         "PERMITS" is defined in SECTION 4.19.

         "PPM" is defined in the preamble hereto.

         "PPM DALLAS" is defined in the preamble hereto.

         "PPM DALLAS GP" is defined in the preamble hereto.

         "PPM DALLAS INTERESTS" is defined in the Recitals.

         "PPM DALLAS LIMITED PARTNERS" is defined in the preamble hereto.

         "PPM GP" is defined in the preamble hereto.

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         "PPM INTERESTS" is defined in the Recitals.

         "PPM LIMITED PARTNERS" is defined in the preamble hereto.

         "PARTNERSHIP AGREEMENTS" is defined in SECTION 4.1.

         "PARTNERSHIP INTERESTS" is defined in the Recitals.

         "PARTNERSHIPS" is defined in the Recitals.

         "PARTY" is defined in the preamble hereto.

         "PERMITTED ENCUMBRANCE" means (a) statutory liens for current Taxes, assessments or other governmental charges not yet delinquent or the amount or validity of which is being contested in good faith; (b) mechanics', carriers', workers', repairers', and similar Encumbrances arising or incurred in the ordinary course of business for amounts that are not yet due and payable that are not material to the business, operations and financial condition of the Properties; (c) zoning, entitlement and other land use and environmental regulations by any Governmental Entity, provided that such regulations have not been violated; and (d) such other imperfections in title, charges, easements, restrictions and Encumbrances which do not materially detract from the value of or materially interfere with the present use of any Property subject thereto or affected thereby.

         "PERSON" means any individual, corporation, partnership, joint venture,
association,    joint-stock   company,   trust,    enterprise,    unincorporated
organization, or Governmental Entity.

         "PROCEEDINGS"   means  all   proceedings,   actions,   claims,   suits,
investigations,  and  inquiries  by or before  any  arbitrator  or  Governmental
Entity.

         "PROPERTIES" means, collectively, the properties, assets, rights, and interests owned, used, and operated by the Partnerships.

         "PURCHASE PRICE" is defined in SECTION 2.2.

         "REQUIRED CONSENT" means the approval of Sellers owning in excess of 50% of the total Partnership Interests of each Partnership.

         "SECURITIES ACT" means the Securities Act of 1933, as amended.

         "SELLER" and "SELLERS" are defined in the recitals.

         "SELLER INDEMNIFIED PARTIES" is defined in SECTION 9.2.

         "SELLER PARTIES" and "SELLER PARTY" means the Partnerships and Sellers.

         "TAXES" means any federal, state, local, or foreign income taxes or similar assessments, or any sales, use, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under Code Section 59A), customs, ad valorem, duties, capital stock, franchise, profits, withholding, social security, unemployment, disability, real property, personal property, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not.

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                           ARTICLE 2. -- TRANSACTION

         2.1. AGREEMENT TO SELL AND PURCHASE. At the Closing, but effective as of the Effective Date, and on the terms and subject to the conditions set forth in this Agreement, Sellers will transfer to Buyers the Partnership Interests, free and clear of all Encumbrances, as follows:

                  (a) each of the General Partners will transfer to Amen all of the General Partner Interests owned by it as reflected on SCHEDULE 2.1; and

                  (b) each of the Limited Partners will transfer to NEMA all of the Limited Partner Interests owned by it as reflected on
         SCHEDULE 2.1.

         2.2. PURCHASE PRICE. In consideration of the sale of the Partnership Interests hereunder, Buyers will deliver to Sellers an aggregate purchase price of $3,730,051.14 (the "PURCHASE PRICE"), consisting of (a) an aggregate of $500,000 in cash or cash equivalent at Closing, and (b) a promissory note in substantially the form attached hereto as EXHIBIT A payable by Amen and NEMA to each of the Sellers which together have the aggregate original principal amount of $3,230,051.14 (the "NOTES"), which will accrue interest at the annual rate of seven and seventy-five one hundredths percent (7.75%) and be payable in equal quarterly installments of principal and accrued interest beginning at the end of the first full calendar quarter after the Closing Date and maturing on December 31, 2013. The Purchase Price will be allocated among the Sellers as set forth on
SCHEDULE 2.1. The Purchase Price allocated to PPM with respect to its PPM Dallas LP Interests shall not be paid to PPM, but shall be included in the amounts of the Purchase Price to be paid directly to the holders of the PPM Interests as reflected on SCHEDULE 2.1.

                             ARTICLE 3. -- CLOSING

         3.1. CLOSING. The closing of the transactions contemplated hereby (the "CLOSING") will take place on May 19, 2006 at the principal office of Amen, or at such earlier time as selected by Buyers or at such other time or place or on such other date as the Parties may agree; provided that Buyers have the right to extend the Closing Date by up to sixty (60) days by giving written notice to the General Partners. The date on which the Closing occurs is herein referred to as the "CLOSING DATE," but the transaction described herein shall be effective as of the Effective Date.

         3.2. CLOSING DELIVERIES. At the Closing,

                  (a) Buyers will (i) deliver the Purchase Price to Sellers, and
         (ii)  deliver to Sellers the  various  certificates,  instruments,  and documents referred to in SECTION 7.1. Sellers shall be solely responsible for providing the allocation of the Purchase Price among them as set forth on SCHEDULE 2.1, and Buyers shall not be responsible for nor have any liability with respect to such matters.

                  (b) Each Seller (i) will execute and deliver to Buyers an Assignment of Partnership Interest in substantially the form attached hereto as EXHIBIT B conveying to Buyers all of such Seller's right, title and interest in and to the Partnership Interests; (ii) will execute and deliver to Buyers, to the extent the Partnership Agreements provide that the Partnership Interests are to be represented by certificates, certificate(s) representing all of the Partnership Interests; (iii) will deliver such consents and approvals as may be necessary for Buyers to become a substitute limited partner or replacement general partner, as the case may be, in each of the Partnerships; and (iv) will execute and deliver the various certificates, instruments, and documents referred to in SECTION 7.2.

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             ARTICLE 4. -- REPRESENTATIONS AND WARRANTIES OF SELLER

         Each Limited Partner represents and warrants to the Buyers as to such Limited Partner and its Partnership Interest only and to the knowledge of such Limited Partner, and each of the General Partners and the Partnerships represents and warrants to Buyers, as of the date hereof and as of the Closing Date, that:

         4.1. ORGANIZATIONAL MATTERS. Each Seller Party that is an entity is duly organized, validly existing, and in good standing under the laws of its state of organization. No Proceeding to dissolve any Seller Party that is an entity is pending or, to the best knowledge of the Seller Parties, threatened. Each Seller Party is duly authorized to conduct its business and is in good standing under the laws of each jurisdiction where such qualification is required. Each Seller Party has the requisite power and authority necessary to own or lease its properties and to carry on its businesses as currently conducted and any business in which it currently proposes to engage. Sellers have delivered to Buyers correct and complete copies of each of the limited partnership agreements of the Partnerships (the "PARTNERSHIP AGREEMENTS"), the certificates of limited partnership of the Partnerships, and all other similar documents, instruments or certificates executed, adopted, or filed in connection with the creation, formation, or organization of the Partnerships, including any amendments thereto, all as described on SCHEDULE 4.1 (collectively as provided to Buyers, the "ORGANIZATIONAL DOCUMENTS"). No Seller Party is in breach of any provision of the Organizational Documents of either Partnership. Neither Partnership owns any equity interests in any person, except for PPM's ownership of PPM Dallas LP Interests.

         4.2. PARTNERSHIP INTERESTS. Each Seller is the record and beneficial owner of the Partnership Interest owned by such Seller as designated on SCHEDULE 2.1, and upon consummation of the transactions contemplated hereby, Buyers will acquire, good, valid, and marketable title to all of the Partnership Interests, free and clear of all Encumbrances. No other person owns or has any right to own any of the Partnership Interests. Sellers possess full authority and legal right to sell, transfer and assign to Buyers such Partnership Interests. There are no claims pending, or, to the knowledge of Sellers, threatened against either the Partnership or Sellers that concern or affect title to such Partnership Interests, or that seek to compel the issuance of partnership interests or other securities of either Partnership. The Partnership Interests are duly authorized, validly issued, fully paid and non-assessable and are not subject to preemptive rights. The Partnership Interests constitute all of the outstanding equity securities of the Partnerships. Except as otherwise provided in the Organizational Documents, (i) there are no existing warrants, options, conversion rights, calls or other commitments of any character pursuant to which either Partnership, or any partner thereof, may become obligated to increase or decrease any Person's limited or general partner interest or admit any Person as a partner; (ii) neither Partnership has any commitment or obligation (contingent or otherwise) to increase or decrease any Person's limited or general partner interest or admit any Person as a partner; or (iii) the Partnership Interests are not subject to any agreements or understandings among any Persons with respect to the voting or transfer thereof.

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         4.3. AUTHORITY  RELATIVE TO THIS AGREEMENT.  Each Seller Party has full power and authority to execute, deliver, and perform this Agreement and to consummate the transactions contemplated hereby. The execution, delivery, and performance by such Seller Party of this Agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action of such Seller Party. This Agreement has been duly executed and delivered by each Seller Party and constitutes, and each other agreement, instrument, or document executed or to be executed by such Seller Party in connection with the transactions contemplated hereby has been, or when executed will be, duly executed and delivered by such Seller Party and constitutes, or when executed and delivered will constitute, a valid and legally binding obligation of each such Seller Party, enforceable against such Seller Party in accordance with their respective terms.

         4.4. NONCONTRAVENTION. The execution, delivery, and performance by each Seller Party of this Agreement and the consummation by it of the transactions contemplated hereby do not and will not (a) conflict with or result in a violation of any provision of the Organizational Documents or the governing documents of such Seller Party (if such Seller is an entity), (b) conflict with or result in a violation of any provision of, or constitute (with or without the giving of notice or the passage of time or both) a default under, or give rise (with or without the giving of notice or the passage of time or both) to any right of termination, cancellation, or acceleration under, any material bond, debenture, note, mortgage, indenture, lease, contract, agreement, or other material instrument or obligation to which any Seller Party is a party, (c) result in the creation or imposition of any Encumbrance upon the Partnership Interests or the Properties, or (d) violate any Applicable Law binding upon any Seller Party or require a consent, approval, order or authorization of, or declaration, filing, or registration with, any Governmental Entity.

         4.5. BROKERS OR FINDERS. No Seller Party has incurred, and no Seller Party will incur, directly or indirectly, as a result of any action taken by any Seller Party under this Agreement, any liability for brokerage or finders' fees or commissions or any similar charges in connection with this Agreement, for which Buyers or any Partnership will have any liability.

         4.6. COMPLIANCE WITH LAWS. Each Partnership and its respective predecessors and Affiliates has complied with all applicable laws, and each Seller Party is not aware of any violations, whether alleged or acknowledged, of any applicable regulations, rules or orders promulgated by the Public Utility Commission of Texas, or any other federal or state regulatory agency, or any of their predecessor agencies, which affect in any respect the operation or value of the Partnerships or the Properties.

         4.7. FINANCIAL STATEMENTS. The financial statements for each of the Partnerships which have been provided to Buyers (the "FINANCIAL STATEMENTS") were prepared in accordance with generally accepted accounting principles consistently applied, and accurately and completely represent the financial condition of each of the Partnerships, respectively, as of the dates set forth therein, and are consistent with the books and records of the Partnership.

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         4.8. SUBSEQUENT EVENTS.  Except as set forth in SCHEDULE 4.8, since the date of the most recent Financial Statements which include a balance sheet (the "BALANCE SHEET DATE") each of the Partnerships have operated in the ordinary course of business and there has not been any material adverse change with respect to any Partnership. Without limiting the foregoing, since that date, none of the following have occurred:

                  (a) neither Partnership has sold, leased, transferred, or assigned any assets other than for a fair consideration in the ordinary course of business;

                  (b) neither Partnership has entered into any contract or agreement (or series of related contracts or agreements), or any amendment or modification of any contract or agreement, either involving more than $50,000 or outside the ordinary course of business;

                  (c)  no   Encumbrance   has  been  imposed  upon  any  of  the
         Properties;

                  (d) neither Partnership has made any capital expenditure (or series of related capital expenditures) involving more than $25,000 individually, $50,000 in the aggregate, or outside the ordinary course of business;

                  (e) neither  Partnership  has issued any note,  bond, or other
         debt  security  or  created,  incurred,   assumed,  or  guaranteed  any
         liability for borrowed money or capitalized lease;

                  (f) neither Partnership has delayed or postponed the payment of accounts payable or other liabilities outside the ordinary course of business;

                  (g) neither Partnership has canceled, compromised, waived, or released any claim or cause of action (or series of related claims or causes of action) outside the ordinary course of business;

                  (h) there has been no change made or authorized to the Organizational Documents of either Partnership;

                  (i)  neither  Partnership  has  issued,   sold,  or  otherwise
         disposed of any of its limited or general partner interests;

                  (j) neither Partnership has declared, set aside, or paid any dividend or made any distribution with respect to its limited and general partner interests (whether in cash or in kind) or redeemed, purchased, or otherwise acquired any of its limited or general partner interests;

                  (k)   neither   Partnership   has   experienced   any  damage,
         destruction, or loss (whether or not covered by insurance) to its Properties in excess of $25,000;

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                  (l) neither  Partnership has made any loan to, or entered into any other transaction with, any of its directors, officers, employees or Affiliates;

                  (m) neither Partnership has entered into any employment, collective bargaining, or similar contract or modified the terms of any existing such contract;

                  (n) neither Partnership has committed to pay any bonus or granted any increase in the base compensation (i) of any director, officer, or employee thereof that is a Seller or an Affiliate thereof, or (ii) outside of the ordinary course of business, of any of its other employees;

                  (o) neither Partnership has adopted, amended, modified, or terminated any bonus, profit-sharing, incentive, severance, or similar contract for the benefit of any of its directors, officers, or employees;

                  (p) neither Partnership has made any other change in employment terms for (i) any officer or employee thereof that is a Seller or an Affiliate thereof, or (ii) outside of the ordinary course of business, any of its other directors, officers, or employees;

                  (q) neither Partnership has made or pledged to make any charitable or other capital contribution;

                  (r) neither Partnership has discharged or satisfied any lien or paid any obligation or liability, absolute or contingent, other than current liabilities incurred and paid in the ordinary course of business and consistent with past practices;

                  (s) neither Partnership has made any material change in any of the accounting principles followed by it or the method of applying such principles;

                  (t) neither Partnership has made any change in any material Tax election or the manner Taxes are reported;

                  (u) there has not been any other occurrence, event, incident, action, failure to act, or transaction with respect to the Partnerships either involving more than $25,000 (individually or in the aggregate) or outside the ordinary course of business; and

                  (v) neither Partnership has committed to any of the foregoing.

         4.9. LIABILITIES. Except as set forth on SCHEDULE 4.9, neither Partnership has any liability (and there is no basis for any present or future claims, causes of action or orders against any of them giving rise to any liability), except for (a) liabilities quantified on the face of the Financial Statements (rather than in any notes thereto) and not heretofore paid or discharged, and (b) liabilities which have arisen after the Balance Sheet Date in the ordinary course of business which, individually or in the aggregate, are not material and are of the same character and nature as the liabilities quantified on the face of the Financial Statements as of the Balance Sheet Date, none of which results from or relates to any breach of contract, breach of warranty, tort, infringement, or breach of law or arose out of any claim, cause of action or order.

         4.10. INSURANCE. SCHEDULE 4.10 contains accurate and complete (i) lists of all insurance policies currently carried by the Partnerships, and (ii) lists of all insurance losses or workers' compensation claims received for the past three policy years. Copies of all insurance policies currently in effect have been or will be provided to Buyers. Such insurance policies evidence all of the insurance that either Partnership is required to carry pursuant to contracts to which it is a party or applicable law. Such insurance policies are currently in full force and effect and will remain in full force and effect through their current terms. No insurance carried by any Partnership has ever been canceled by the insurer and no Partnership has ever been denied coverage.

         4.11. LABOR; EMPLOYEES.

                  (a) To each Seller Party's knowledge, no executive, key employee, or group of employees has any plans to terminate employment with any Partnership. No Partnership is a party to or bound by any collective bargaining agreement, nor has any of them experienced any strikes, grievances, claims of unfair labor practices, or other collective bargaining disputes. No Seller Party has any knowledge of any organizational effort currently being made or threatened by or on behalf of any labor union with respect to employees of any Partnership. Neither Partnership has any or has ever had any employee benefit plans. No Partnership has committed any unfair labor practice. The Partnerships are in full compliance with all laws regarding employment, wages, hours, equal opportunity, collective bargaining and payment of social security and other taxes. Except as provided in SECTION 6.7, the employment of all persons and officers employed by the Partnerships are terminable at will without any penalty or severance obligation of any kind on the part of the employer. All sums due for employee compensation and benefits and all vacation time owing to any employees of the Partnerships have been duly and adequately accrued on the accounting records of the Partnerships.

                  (b) All employee benefit plans and all other employee benefit arrangements, policies or payroll practices, including, without limitation, any arrangement, policy or practice providing severance pay, bonuses, commissions, profit-sharing, savings, incentive, change of control, parachute, stock purchase, stock options, insurance, deferred compensation, or other similar fringe or employee benefits, covering former or current employees of the Partnerships, or under which the Partnerships has any obligation or liability, are and have been maintained and administered in all material respects in accordance with their express terms and with the requirements of applicable law. True and complete copies of all such plans and arrangements have been provided or made available to the Buyers prior to the date hereof.

         4.12. TITLE TO AND CONDITION OF PROPERTIES. The Properties owned by each of the Partnerships are included in the Financial Statements and located on the Partnerships' premises. The Partnerships have good, marketable, and indefeasible title to, or a valid leasehold interest in, all real property, buildings, machinery, equipment, and other tangible assets that are included in the Financial Statements, located on their premises or necessary for the conduct of their respective businesses as currently conducted and as currently proposed to be conducted, in each case free and clear of all Encumbrances, other than Permitted Encumbrances. Each such tangible asset is free from material defects (patent and latent), has been maintained in accordance with normal industry practice, is in good operating condition (subject to normal wear and tear), and is suitable for the purposes for which it is currently used and currently is proposed to be used. There exists no unrecorded document or agreement that would result in the impairment or loss of the Partnerships' title to any of the Properties or the value therefore or impede the operations thereof by the Partnerships. All buildings, plants and structures each Partnership owns or uses lie wholly within the boundaries of the real property such Partnership owns and do not encroach upon any other Person's property.

         4.13. INTELLECTUAL PROPERTY. The Partnerships own all right, title and interest in and to, or has a valid and enforceable license to use all the Intellectual Property used by it in connection with the Partnerships' businesses, which represents all intellectual property rights necessary to the conduct of the Partnerships' businesses as now conducted and presently contemplated. The Partnerships are in compliance with all contractual obligations relating to the protection of such of the Intellectual Property as it uses pursuant to license or other agreement. There are no conflicts with or infringements of any Intellectual Property by any third party. The conduct of the Partnerships' businesses as currently conducted or contemplated does not conflict with or infringe any proprietary right of any third party. There is no claim, suit, action or proceeding pending or, to the knowledge of the
Partnerships, threatened against the Partnerships: (i) alleging any such conflict or infringement with any third party's proprietary rights; or (ii) challenging the Partnerships' ownership or use of, or the validity or enforceability of any Intellectual Property. No present or former employee, officer or director of the Partnerships, or agent or outside contractor of the Partnerships, holds any right, title or interest, directly or indirectly, in whole or in part, in or to any Intellectual Property. To the Seller Parties' knowledge: (i) none of the Intellectual Property has been used, disclosed or appropriated to the detriment of the Partnerships for the benefit of any Person other than the Partnerships; and (ii) no employee, independent contractor or agent of the Partnerships has misappropriated any trade secrets or other confidential information of any other Person in the course of the performance of his or her duties as an employee, independent contractor or agent of the Partnerships.

                  Any programs, modifications, enhancements or other inventions, improvements, discoveries, methods or works of authorship ("WORKS") that were created by employees of the Partnerships were made in the regular course of such employees' employment or service relationships with the Partnerships using the Partnerships' facilities and resources and, as such, constitute works made for hire. Each such employee who has created Works or any employee who in the regular course of his employment may create Works and all consultants have signed an assignment or similar agreement with the Partnerships confirming the Partnerships' ownership or, in the alternate, transferring and assigning to the Partnerships all right, title and interest in and to such programs, modifications, enhancements or other inventions including copyright and other intellectual property rights therein.

         4.14. SOFTWARE. The Partnerships owns or has valid licenses to use, reproduce, modify, distribute and sublicense all copies of the operating and applications computer software programs and databases owned or used by the Partnerships that are material to the conduct of the Partnerships' businesses as now conducted and as presently contemplated to be conducted (collectively, the "SOFTWARE"), and neither of the Partnerships has not sold, licensed, leased or otherwise transferred or granted any interest or rights in or to any portion thereof. To the knowledge of the Seller Parties, none of the Software used by the Partnerships, nor any use thereof, conflicts with, infringes upon or violates any intellectual property or other proprietary right of any other Person and, to the knowledge of the Partnerships, no claim, suit, action or other proceeding with respect to any such infringement or violation is threatened or pending. Each of the Partnerships has taken the steps reasonably necessary to protect its right, title and interest in and to the Software, including, without limitation, the execution of appropriate confidentiality agreements. The Partnerships possess or have access to the original and all copies of all documentation and all source code or password protected code, as applicable for all the Software it owns. Upon consummation of the transactions contemplated by this Agreement, the Partnerships will continue to own all the Software owned by it, free and clear of all claims, liens, encumbrances, obligations and liabilities and, with respect to all agreements for the lease or license of Software which require consents or other actions as a result of the consummation of the transactions contemplated by this Agreement in order for the Partnerships to continue to use and operate such Software after the Closing Date, the Partnerships will have obtained such consents or taken such other actions so required.

         4.15. MATERIAL CONTRACTS. Seller Parties have provided to Buyers true and correct copies of all material contracts, agreements, leases, mortgages, instruments or other documents to which either of the Partnerships or their respective Properties are subject or bound (the "MATERIAL CONTRACTS"). Each Partnership, each Seller and, to the Seller Parties' knowledge, each other party thereto, has complied with and is not in default under any such Material Contracts. No event has occurred which, with notice or lapse of time, would constitute a breach or default under any Material Contract, and no party has repudiated any provision of the contracts. Without limiting the generality of the foregoing, neither Partnership has any obligation or liability to refund or reimburse any fees, charges or other revenues. All Material Contracts are in full force and effect and will not be terminated or give rise to a termination right or otherwise be effected by this Agreement or the transactions contemplated hereby.

         4.16. TAXES. Each Partnership has filed all federal, state and other Tax reports or returns, if any, required to be filed by such Partnership. All Taxes shown on such Tax reports or returns and all other Taxes and assessments owed by each Partnership have been properly and timely paid. Each Partnership has made all required deposits for Taxes and has established adequate reserves for Taxes. No taxing authority or agency is now asserting or, to the knowledge of any Seller Party, threatening to assert against either Partnership any deficiency or claim for additional Taxes or interest thereon or penalties in connection therewith. Neither Partnership has granted any waiver of any statute of limitations with respect to, or any extension of a period of assessment of, any Taxes.

         4.17. CONSENTS. There are no preferential rights of purchase or consents to assign in favor of third parties with respect to any of the Partnership Interests and no consents to transfers thereof are required, except as may be contained in the Partnership Agreements, all of which have been waived or obtained.

         4.18. ENVIRONMENTAL. At no time during either of the Partnerships' ownership thereof have the Properties been used by the Partnerships or by anyone else during any period of time for the generation, storage, or disposal of a Hazardous Substance or as a landfill or a waste disposal site for regulated waste. With respect to the Properties, no Partnership has entered into, and, to the best knowledge of each Seller, no predecessor to either of the Partnerships or operator of any Properties has entered into, or is subject to, any contracts, agreements or Applicable Environmental Laws that relate to the future use of any of the Properties or that require any change in the present condition of any of the Properties. Neither the execution of this Agreement nor the consummation of the transactions contemplated by this Agreement will violate any agreements, consents, orders, decrees, judgments, license, or permit conditions, or, to the best knowledge of each Seller, require the consent or approval of any agency charged with enforcing any Applicable Environmental Law.

         4.19. LICENSES AND PERMITS. Each of the Partnerships has obtained and holds in good standing all licenses, permits, variances, exemptions, orders, franchises, approvals and authorizations of all Governmental Entities necessary for the lawful conduct of its business and the lawful ownership, use and operation of its assets ("PERMITS"). None of the Permits will be adversely affected by the consummation of the transactions contemplated under this Agreement or requires any filing or consent in connection therewith. Each of the Partnerships is in compliance with the terms of the Permits and no investigation or review by any Governmental Entity with respect to either Partnership is pending or, to the knowledge of the Seller Parties, threatened.

         4.20. PROCEEDINGS. There is no claim, dispute, suit, action, investigation, or other proceeding before any Governmental Entity, nor threatened, against either of the Partnerships or any of the Properties that has or might result in the impairment or loss of the Partnerships' title to any of the Properties or the value thereof or impede the operation of the Properties.

         4.21. CERTAIN BUSINESS RELATIONSHIPS. Except as set forth on SCHEDULE 4.21, none of the Sellers nor any of their Affiliates (a) have been involved in any business arrangement or relationship with either Partnership within the past 12 months, (b) own any asset that is used in either Partnership's business, and
(c) has any claim or cause of action against either Partnership.

         4.22. ACCOUNTS RECEIVABLE.

                  (a) All of the accounts, notes and loans receivable that have been recorded on the books of each of the Partnerships are bona fide and represent accounts, notes and loans receivable validly due for goods sold or services rendered and are reasonably expected to be collected in full within 120 days after the applicable invoice or note maturity date (other than such accounts, notes and loans receivable, that individually or in the aggregate are less than $50,000 as of the date hereof);

                  (b) All of such accounts, notes and loans receivable are free and clear of any and all Encumbrances and other adverse claims and charges, and none of such accounts, notes or loans receivable is subject to any offset or claim of offset; and

                  (c) None of the obligors on such accounts, notes or loans receivable has given notice to either of the Partnerships that it will or may refuse to pay the full amount or any portion thereof.

         4.23. SECURITIES LAW REPRESENTATIONS. Each Seller makes the following representations with respect to the Note to be received by such Seller as part of the Purchase Price:

                  (a) EACH SELLER IS ABLE TO BEAR THE ECONOMIC RISK OF ITS INVESTMENT IN THE NOTE FOR AN INDEFINITE PERIOD OF TIME. THE NOTES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE, AND THEREFORE CANNOT BE TRANSFERRED OR SOLD UNLESS THE NOTES ARE SUBSEQUENTLY REGISTERED UNDER THE SECURITIES ACT, AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION OR EXCEPTION FROM SUCH REGISTRATION IS AVAILABLE AND SUCH AVAILABILITY OF THE EXEMPTION SHALL BE ESTABLISHED TO THE SATISFACTION OF AMEN AND ITS COUNSEL. EACH SELLER ALSO RECOGNIZES THAT NO FEDERAL OR STATE AGENCY HAS PASSED UPON THE NOTE OR MADE ANY FINDING OR DETERMINATION AS TO THE FAIRNESS OF THE ACCEPTANCE OF THE NOTE. Each Seller acknowledges and understands that there is no public market for the Note and that no market for the Note is likely to develop.

                  (b) Each Seller recognizes that his acceptance of the Note involves a high degree of risk which may result in the loss of the total amount of the principal thereof. Each Seller acknowledges that such Seller is aware of and has carefully considered all risks incident to the acquisition of the Note. Each Seller has carefully considered and understands and accepts all such risks.

                  (c) Each Seller is acquiring the Note for such Seller's own account (as principal) for investment and not with a view to the distribution or resale thereof, and has not offered or sold any portion of the Note and has no present intention of dividing the Note with others or of reselling or otherwise disposing of any portion of the Note.

                  (d) Each Seller has had the opportunity to review the publicly available information concerning Amen and has determined that such information is sufficient to make an informed investment decision. Each Seller has sufficient knowledge and experience in financial and business matters to enable such Seller to evaluate the merits and risks of an investment in the Note. In addition, in reaching the conclusion that each Seller desires to accept the Note, such Seller has carefully evaluated its financial resources and investments, has consulted with such legal, accounting and other experts as necessary, and acknowledges that such Seller is able to bear the economic risks of this investment.

                  (e) Each Seller is an "accredited investor" as such term is defined in Rule 501 under the Securities Act. Each Seller will provide to Amen such information as may be reasonably requested by Amen to enable it to satisfy itself as to accredited status of the each Seller and the knowledge and experience of each Seller and his ability to bear the economic risk of an investment in the Note.

         4.24. INFORMATION PROVIDED. All representations and warranties made by each Seller Party and all other oral or written information provided by each Seller Party to Buyers (including without limitation the Appraisal) is and are true, correct and complete in all material respects.

             ARTICLE 5. -- REPRESENTATIONS AND WARRANTIES OF BUYERS

         Buyers represent and warrant to Seller that:

         5.1. ORGANIZATION; EXISTENCE; QUALIFICATION. Amen is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware. NEMA is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Nevada.

         5.2. AUTHORITY RELATIVE TO THIS AGREEMENT. Each Buyer has full corporate or company power and authority to execute, deliver, and perform this Agreement and to consummate the transactions contemplated hereby. The execution, delivery, and performance by each Buyer of this Agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate or company action of each Buyer. This Agreement has been duly executed and delivered by Buyers and constitutes, and each other agreement, instrument, or document executed or to be executed by Buyers in connection with the transactions contemplated hereby has been, or when executed will be, duly executed and delivered by Buyers and constitutes, or when executed and delivered will constitute, a valid and legally binding obligation of Buyers, enforceable against Buyers in accordance with their respective terms.

         5.3. NONCONTRAVENTION. The execution, delivery, and performance by Buyers of this Agreement and the consummation by it of the transactions contemplated hereby do not and will not (a) conflict with or result in a violation of any provision of the organizational documents of Buyers, (b) conflict with or result in a violation of any provision of, or constitute (with or without the giving of notice or the passage of time or both) a default under, or give rise (with or without the giving of notice or the passage of time or both) to any right of termination, cancellation, or acceleration under, any bond, debenture, note, mortgage, indenture, lease, contract, agreement, or other instrument or obligation to which Buyers are a party, or (c) violate any Applicable Law binding upon Buyers or require a consent, approval, order or authorization of, or declaration, filing or registration with, any Governmental Entity.

         5.4. SECURITIES LAWS COMPLIANCE. Each of the Buyers (a) is acquiring the Partnership Interests for its own account and not with a view to distribution within the meaning of Section 2(11) of the Securities Act, (b) is an "accredited investor" as such term is defined in Rule 501(a) under the Securities Act, (c) has sufficient knowledge and experience in financial and business matters so as to be able to evaluate the merits and risk of an investment in the Partnership Interests and is able financially to bear the risks thereof and (d) understands that the Partnership Interests will, upon purchase, be characterized as "restricted securities" under state and federal securities laws and that under such laws and applicable regulations the Partnership Interests may be resold without registration under such laws only in certain limited circumstances.

         5.5. BROKERS OR FINDERS. Buyers have not incurred, and will not incur, directly or indirectly, as a result of any action taken by Buyers under this Agreement, any liability for brokerage or finders' fees or commissions or any similar charges in connection with this Agreement, for which any Seller has or will have any liability.

              ARTICLE 6. -- COVENANTS OF SELLER PARTIES AND BUYERS

         6.1. GENERAL. Buyers and each Seller Party will use their reasonable best efforts to take all action and to do all things necessary in order to consummate and make effective the transactions contemplated by this Agreement (including satisfaction, but not waiver, of the conditions to the Closing set forth in ARTICLE 7), and each Seller Party agrees not to take any action which might effect any Partnership Interest and not to vote, consent, act or determine not to act under the Partnership Agreements without the prior written consent of Buyers. The General Partners will operate, manage and administer the Partnerships in a good and workmanlike manner consistent with past practices, and cause each of the Partnerships to carry on the business of the Partnerships in substantially the same manner as before execution of this Agreement, including without limitation maintaining all insurance, Permits and Material Contracts in full force and effect and maintaining the Property in accordance with industry standards. The General Partners will, except for emergency action taken in the face of serious risk to life, property or the environment (a) submit to Buyers, for prior written approval, all requests for operating or capital expenditures and all proposed contracts, agreements and actions relating to (i) any indebtedness to be incurred by the Partnerships or any sale of any of the Properties, (ii) the Partnership Interests, the Partnerships or the Properties which involve individual commitments of more than $10,000 or which would create any burdens on either of the Partnerships, the Partnership Interests or the Properties, or (iii) all activities described in SECTION 4.8 or outside the ordinary course of business of either of the Partnerships; (b) consult with, inform and advise Buyers regarding all material matters concerning the operation, management and administration of the Partnerships and the Properties; and (c) obtain Buyers' written approval prior to voting, consenting, acting or determining not to act under any operating, unit, joint venture, partnership or similar agreement, including the Partnership Agreements. No Seller Party will take any action that is designed or intended to have the effect of discouraging any lessor, licensor, customer, supplier, or other business associate of either of the Partnerships from maintaining at least as favorable business relationships with the Partnerships after the Closing as it maintained with the Partnerships prior to the Closing. Each of the Seller Parties will, and will cause its Affiliates to, refer all customer inquiries relating to the businesses of the Partnerships to Buyers, or an Affiliate thereof, from and after the Closing.

         6.2. CONSENTS AND APPROVALS.

                  (a) Following the execution of this Agreement, each Seller Party will use its reasonable best efforts to obtain as soon as practicable (but in any event prior to the Closing) all consents necessary for each Seller Party to consummate the transactions contemplated hereby and to perform its obligations hereunder. Each Seller Party will use its reasonable best efforts to satisfy or cause to be satisfied each of the conditions to the Closing set forth in
         ARTICLE 7.

                  (b) Following the execution of this Agreement, Buyers will use reasonable best efforts to obtain as soon as practicable (but in any event prior to the Closing) all consents necessary for Buyers to consummate the transactions contemplated hereby and to perform its other obligations hereunder. Buyers will use reasonable best efforts to satisfy or cause to be satisfied each of the conditions to the Closing set forth in ARTICLE 7.

         6.3. FULL ACCESS AND DUE DILIGENCE.

                  (a) At all times during the term of this Agreement, the General Partners will permit representatives of Buyers to have full access at all reasonable times to all premises, Properties, personnel, books, records (including Tax records), contracts, and documents of or pertaining to each of the Partnerships to conduct due diligence reviews (including without limitation to conduct an audit of the Financial
         Statements and other financial information), together with the opportunity to discuss the Partnership and its business with the
         Partnership or its partners, officers, accountants, employees, consultants, agents and counsel, all as Buyers deem reasonably necessary or appropriate for the purposes of familiarizing Buyers with the Partnership and its business. Buyers may make copies of such records, at their expense, but shall immediately return all such copies so made if this Agreement is terminated.

                  (b) Without limiting the foregoing, the General Partners shall provide to Buyers promptly on or before execution of this Agreement copies of the Financial Statements and Material Contracts and other information requested by Buyers for the purpose of conducting a due diligence review of the Partnerships, the Properties and the Partnership Interests.

         6.4. NOTICE OF DEVELOPMENTS. Each Party will give prompt written notice to the others of any material adverse development causing a breach of any such Party's representations and warranties herein. No disclosure by any Party pursuant to this SECTION 6.4 will be deemed to amend or supplement any of the schedules or to prevent or cure any misrepresentation or breach of warranty.

         6.5. EXCLUSIVITY. The Seller Parties will not solicit, initiate, or encourage the submission of any proposal or offer from any Person relating to the acquisition of any of the Partnership Interests or the Properties (including any acquisition structured as a merger, consolidation, or share exchange) during the term of this Agreement.

         6.6. CONFIDENTIALITY. From and after the Closing Date, each Seller will treat and hold as confidential all information (the "CONFIDENTIAL INFORMATION") concerning the businesses and affairs of Buyers or the Partnerships, refrain from using any of the Confidential Information except in connection with this Agreement, and deliver promptly to Buyers or destroy, at the request and option of Buyers, all tangible embodiments (and all copies) of the Confidential Information which are in Seller's possession. If any Seller is requested or required (by oral question or request for information or documents in any action) to disclose any Confidential Information, such Seller will notify Buyers promptly of the request or requirement so that Buyers may seek an appropriate protective order or waive compliance with this Section 6.6. If, in the absence of a protective order or the receipt of a waiver hereunder, any Seller is, on the written advice of counsel, compelled to disclose any Confidential Information to any Governmental Entity, arbitrator, or mediator or else stand liable for contempt, that Seller may disclose the Confidential Information to the Governmental Entity, arbitrator, or mediator; provided, however, that the disclosing Seller will use its best efforts to obtain, at the request of Buyers, an order or other assurance that confidential treatment will be accorded to such portion of the Confidential Information required to be disclosed as Buyers will designate.

         6.7. EMPLOYMENT AGREEMENT. Prior to Closing, each Partnership shall enter into employment agreements in form and substance acceptable to Amen with each key employee of each such Partnership as identified on SCHEDULE 6.7 and any other employee determined by Amen during its due diligence to be a key employee.

         6.8. POST CLOSING OBLIGATIONS. From and after Closing for so long as any amount remains payable under the Notes, Buyers agree (a) not to sell or otherwise dispose of any material assets of the Partnerships except in the ordinary course of business, (b) enter into any business in direct competition with the Partnerships other than through the Partnerships, or (c) take any action which would reasonably be expected to make it impossible to further conduct the business of the Partnership.

         6.9. EXPENSES. Each Party shall be responsible for all of its own expenses, including but not limited to, legal, accounting and other professional fees and the fees of its financial advisors incurred with respect to this Agreement and the transactions provided for herein.

         6.10. FURTHER ASSURANCES. After Closing, each of the Parties will execute, acknowledge and deliver to the other such further instruments, and take such other action, as may be reasonably requested in order to more effectively assure to each of the Parties all of the respective properties, rights, titles, interests, estates and privileges intended to be assigned, delivered or inuring to the benefit of each of the Parties in consummation of the transactions contemplated hereby.

             ARTICLE 7. -- CONDITIONS TO OBLIGATIONS OF THE PARTIES

         7.1. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF SELLERS. The obligations of Sellers to consummate the transactions contemplated by this Agreement will be subject to the fulfillment or waiver by a Required Consent on or prior to the Closing of each of the following conditions:

                  (a) Each and every representation of Buyers under this Agreement will be true and accurate in all material respects (without giving effect to any language therein that limits the scope of or otherwise qualifies any such representation or warranty based on any standard of materiality or any similar concept) as of the date when made and will be deemed to have been made again at and as of the time of the Closing and will at and as of such time of the Closing be true and accurate in all material respects (without giving effect to any language therein that limits the scope of or otherwise qualifies any such representation or warranty based on any standard of materiality or any similar concept) except as to changes specifically contemplated by this Agreement, and Sellers will have received a certificate of an executive officer of Buyers to the foregoing effect.

                  (b) Buyers will have performed and complied in all material respects with each and every covenant, agreement, and condition required by this Agreement to be performed or complied with by Buyers prior to or at the Closing, and Sellers will have received a certificate of an executive officer of Buyers to the foregoing effect.

                  (c) No Proceeding will, on the Closing Date, be pending or threatened before any Governmental Entity seeking to restrain, prohibit, or obtain Damages in connection with the consummation of the transactions contemplated by this Agreement.

                  (d) All consents and approvals necessary to permit the consummation of the transactions contemplated by this Agreement will have been obtained, and, with respect to any applicable consents of Governmental Entities, no stay or appeal will have been entered and be pending.

         7.2. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF BUYERS. The obligations of Buyers to consummate the transactions contemplated by this Agreement will be subject to the fulfillment or waiver on or prior to the Closing of each of the following conditions:

                  (a) Each and every representation of each Seller Party under this Agreement will be true and accurate in all material respects (without giving effect to any language therein that limits the scope of or otherwise qualifies any such representation or warranty based on any standard of materiality or any similar concept) as of the date when made and will be deemed to have been made again at and as of the time of the Closing and will at and as of such time of the Closing be true and accurate in all material respects (without giving effect to any language therein that limits the scope of or otherwise qualifies any such representation or warranty based on any standard of materiality or any similar concept) except as to changes specifically contemplated by this Agreement, and Buyers will have received a certificate from each Seller Party to the foregoing effect.

                  (b) Seller Parties will have performed and complied in all material respects with each and every covenant, agreement and condition required by this Agreement to be performed or complied with by Seller Parties prior to or at the Closing, and Buyers will have received a certificate from each Seller Party to the foregoing effect.

                  (c) No Proceeding will, on the Closing Date, be pending or threatened before any Governmental Entity seeking to restrain, prohibit, or obtain Damages in connection with the consummation of the transactions contemplated by this Agreement.

                  (d) With respect to each Seller  Party,  Buyers will have also received a certificate executed by an authorized officer or other representative of such Seller Party certifying as to (i) such Seller
         Party's organizational documents, (ii) such Seller Party's good standing, (iii) the resolutions in which the board of directors or other managing body of such Seller Party approving the transactions contemplated hereby, and (iv) the incumbency and authority of such Seller Party's officers or other representatives who execute any documents on behalf of the Seller Party in connection with this Agreement.

                  (e) Buyers shall be fully satisfied with all matters reviewed in connection with their due diligence in accordance with SECTION 6.3.

                  (f) All consents and approvals necessary to permit the consummation of the transactions contemplated by this Agreement will have been obtained, and, with respect to any applicable consents of Governmental Entities, no stay or appeal will have been entered and be pending.

                           ARTICLE 8. -- TERMINATION

         8.1. TERMINATION. This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to Closing:

                  (a) by mutual written consent of Sellers and Buyers;

                  (b) by either Sellers or Buyers if any governmental authority shall have issued any injunction or taken any other action permanently restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated hereby and such injunction or other action shall have become final and nonappealable;

                  (c) by either of Sellers or Buyers if the Closing shall not have occurred by July 19, 2006, provided, however, that the right to terminate this Agreement under this Section 8.1(c) shall not be available to any party whose breach of any representation or warranty or failure to fulfill any covenant or agreement under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such date;

                  (d) by Buyers if (i) Sellers shall have failed to comply in any material respect with any of the covenants or agreements contained in this Agreement to be complied with or performed by Sellers at or prior to such date of termination; (ii) any representation or warranty of Sellers contained in this Agreement shall not be true in all material respects when made or at the time of termination as if made on such date of termination (except to the extent it relates to a particular date); or (iii) any condition set forth in SECTION 7.2 is not satisfied or waived at or prior to Closing; or

                  (e) by Sellers if (i) Buyers shall have failed to comply in any material respect with any of the covenants or agreements contained in this Agreement to be complied with or performed by Buyers at or prior to such date of termination; (ii) any representation or warranty of Buyers contained in this Agreement shall not be true in all material respects when made or on or at the time of termination as if made on such date of termination (except to the extent it relates to a particular date); or (iii) any condition set forth in SECTION 7.1 is not satisfied or waived at or prior to Closing.

         8.2. EFFECT OF TERMINATION. If this Agreement is terminated pursuant to this ARTICLE 8 this Agreement will forthwith become null and void and have no effect without any liability on the part of any Party or their respective Affiliates, except for the provisions of this SECTION 8.2 and such other portions of this Agreement as are necessary to the enforcement and construction of SECTION 8.2. Nothing in this Agreement will, however, relieve any Party of any liability for breach of this Agreement occurring prior to such termination or for breach of any provision of this Agreement that specifically survives termination hereunder. Buyers will have all remedies provided herein and all remedies at law or in equity in the event of a breach of this Agreement by any Seller Party. The prevailing party in any legal proceeding brought under or to enforce the provisions of this Agreement will be additionally entitled to recover court costs and reasonable attorneys' fees from the non-prevailing party.

                   ARTICLE 9. - SURVIVAL AND INDEMNIFICATION

         9.1. SURVIVAL. The representations and warranties contained in ARTICLE 4 and ARTICLE 5 of this Agreement, and the covenants and other agreements made under this Agreement, including, without limitation, covenants in respect of indemnification, will survive the Closing without limitation and will remain fully enforceable in accordance with their terms.9.2. INDEMNIFICATION BY BUYERS. Buyers will protect, defend, indemnify and hold harmless Sellers and their respective partners, members, managers, stockholders, officers, directors, employees, Affiliates, agents, representatives, successors and assigns (the "SELLER INDEMNIFIED PARTIES"), from and against any and all Damages sustained by any of the Seller Indemnified Parties as a result of any breach of any representation, covenant, or agreement of Buyers contained in this Agreement or in any of the certificates, instruments, or documents delivered by Buyers pursuant hereto.

         9.3. INDEMNIFICATION BY SELLER PARTIES. Seller Parties will protect, defend, indemnify and hold harmless Buyers and their members, managers, stockholders, officers, directors, employees, Affiliates, agents, representatives, successors and assigns (the "BUYER INDEMNIFIED PARTIES"), from and against any and all Damages sustained by any of the Buyer Indemnified Parties as a result of any breach of any representation, covenant, or agreement of any Seller Party contained in this Agreement, or in any of the certificates, instruments, or documents delivered by any Seller Party pursuant hereto or as a result of events with respect to either of the Partnerships or any Partnership Interests which occurred prior to the Closing Date.

         9.4. LIMITATION ON INDEMNIFICATION. Notwithstanding anything set forth in this ARTICLE 9, each Limited Partner's liability or obligation arising under this ARTICLE 9 shall be limited to the remaining amount owing under the Note payable to such Limited Partner at the time such liability or obligation arises, and shall only be enforced by an offset against the amount owing under such Note; such Limited Partner shall not have any personal liability under this
ARTICLE 9.

                          ARTICLE 10. -- MISCELLANEOUS

         10.1. NOTICES. Except as otherwise expressly provided herein, all communications required or permitted under this Agreement will be in writing and any communication or delivery hereunder will be deemed to have been duly given and received when actually delivered to the address of the Parties to be notified as set forth below and addressed as follows:

                  If to Seller Parties, as follows:

                           Priority Power Management I, L.L.C.
                           303 W. Wall Street, Suite 2300
                           Midland, Texas 79701
                           Attn:  John Norwood
                           Phone:  432-620-9100
                           Fax:  432-522-2107

                  If to Buyers:

                           Amen Properties, Inc.
                           303 West Wall, Suite 2300
                           Midland, Texas 79701
                           Attn:  Mr. John James
                           Phone:  (432) 684-3821
                           Fax:  (432) 685-3143

Provided, however, that any notice required under this Agreement will be effective if given verbally within the time provided, so long as such verbal notice is followed by written notice thereof in the manner provided herein within 24 hours following the end of such time period. Any Party may, by written notice so delivered to the other, change the address to which delivery will thereafter be made.

         10.2. WAIVER. Any of the terms, provisions, covenants, representations, warranties or conditions hereof may be waived only by a written instrument executed by the Party waiving compliance. Except as otherwise expressly provided in this Agreement, the failure of any Party at any time or times to require performance of any provision hereof will in no manner affect such Party's right to enforce the same. No waiver by any Party of any condition, or of the breach of any term, provision, covenant, representation or warranty contained in this Agreement, whether by conduct or otherwise, in any one or more instances, will be deemed to be or construed as a further or continuing waiver of any such condition or breach or a waiver of any other condition or of the breach of any other term, provision, covenant, representation or warranty.

         10.3. BINDING EFFECT; ASSIGNMENT. All of the terms, provisions, covenants, obligations, indemnities, representations, warranties and conditions of this Agreement will be enforceable by the Parties and their respective successors and assigns. The rights of each Party under this Agreement are personal to that Party and may not be assigned or transferred to any other party, firm, corporation or other entity, without the prior, express and written consent of the other Parties, except that Buyers will have the right to assign any of its rights and obligations hereunder to one or more Affiliates of Buyers without such consent. Any attempt to assign this Agreement in violation of the foregoing will be absolutely void. The non-assigning Party may condition its consent to assign this Agreement on the assigning Party providing appropriate guarantee of its assignee's performance.

         10.4. TAXES. Upon Closing, Sellers will be responsible for and will pay all Taxes attributable to or arising from the ownership of the Partnership Interests on or prior to the Effective Date, and Buyers will be responsible for and will pay all Taxes attributable to or arising from the ownership or operation of the Partnership Interests after the Effective Date. Any Party which pays such Taxes for the other Party will be entitled to prompt reimbursement upon evidence of such payment. Each Party will be responsible for its own federal income Taxes, if any, as may result from this transaction.

         10.5. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS OTHERWISE APPLICABLE TO SUCH DETERMINATIONS.

         10.6. ENTIRE AGREEMENT AND AMENDMENT. This Agreement embodies the entire agreement between the Parties related to the subject matter hereof and replaces and supersedes all prior agreements, arrangements and understandings related to the subject matter hereof, whether written or oral. No other statement, or promise made by any Party, or to any employee, officer or agent of any Party, which is not contained in this Agreement or in a written agreement signed by the Parties will be binding or valid. This Agreement may be supplemented, altered, amended, modified or revoked by writing only, signed by the Parties hereto. The headings herein are for convenience only and will have no significance in the interpretation hereof. The Parties stipulate and agree that this Agreement will be deemed and considered for all purposes, as prepared through the joint efforts of the Parties, and will not be construed against one party or the other as a result of the preparation, submittal or other event of negotiation, drafting or execution thereof. It is understood and agreed that there will be no third-party beneficiary of this Agreement, and that the provisions hereof do not impart enforceable rights in anyone who is not a party or a successor or assignee of a party hereto.

         10.7. EXHIBITS. All Exhibits and Schedules attached to this Agreement, and the terms of those Exhibits and Schedules which are referred to in this Agreement, are made a part hereof and incorporated herein by reference.

         10.8. DELIVERY OF FILES AFTER CLOSING. Any files and records relating to the Partnerships or the Properties will be provided by Seller Parties to Buyers as soon as reasonably possible after the Closing Date at a location to be specified by Buyers. Any transportation, postage, or delivery costs from any Seller Parties' offices will be at Buyers' sole cost, risk and expense.

         10.9. COUNTERPARTS. This Agreement may be executed in any number of counterparts, and each and every counterpart will be deemed for all purposes one agreement. Faxed signatures shall be deemed effective and binding for all purposes.

         10.10. CONSENT TO TRANSFERS OF PARTNERSHIP INTERESTS. The Seller Parties consent to, and waive any and all rights to acquire, notices or other restrictions on transfer relating to, the transfer of partnership interests in the Partnerships by other partners of each of the Partnerships to Buyers, whether set forth in the Organizational Documents or otherwise.

         10.11. SPECIFIC PERFORMANCE. The Parties hereby acknowledge and agree that the failure of any party to this Agreement to perform its obligations hereunder in accordance with their specific terms or to otherwise comply with such obligations, including its failure to take all actions as are necessary on its part of the consummation of the transaction contemplated hereby, will cause irreparable injury to the other Parties to this Agreement for which damages, even if available, will not be an adequate remedy. Accordingly, each of the Parties hereto hereby consents to the issuance of injunctive relief by any court of competent jurisdiction to compel performance of any Party's obligations, including an injunction to prevent breaches, and to the granting by any such court of the remedy of specific performance of the terms and conditions hereof.

         10.12. ACTIONS BY SELLERS. Any action or decision to be taken or made by Sellers in this Agreement shall be taken or made upon the approval of a Required Consent, and upon such approval such action or decision shall be binding upon all of the Sellers.

                [Remainder of this Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the Parties have executed this Agreement, or caused this Agreement to be executed by their duly authorized representatives, all as of the day and year first above written.

                   BUYERS:

                                   AMEN PROPERTIES, INC.


                                   By:
                                      -----------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
                                         --------------------------------------

                                   NEMA PROPERTIES LLC


                                   By:
                                      -----------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
                                         --------------------------------------


                       [Additional Signature Pages Follow]

         IN WITNESS WHEREOF, the Parties have executed this Agreement, or caused this Agreement to be executed by their duly authorized representatives, all as of the day and year first above written.

                                  PARTNERSHIPS:

                                   PRIORITY POWER MANAGEMENT, LTD.

                                   By:  Priority Power Management I, L.L.C.,
                                            its general partner


                                   By:
                                      -----------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
                                         --------------------------------------

                                   PPM DALLAS, LTD.

                                   By:  Priority Power Management Dallas, LLC,
                                            its general partner


                                   By:
                                      -----------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
                                         --------------------------------------

         IN WITNESS WHEREOF, the Parties have executed this Agreement, or caused this Agreement to be executed by their duly authorized representatives, all as of the day and year first above written.

                                   GENERAL PARTNERS:

                                   PRIORITY POWER MANAGEMENT I, L.L.C.


                                   By:
                                      -----------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
                                         --------------------------------------

                                   PRIORITY POWER MANAGEMENT DALLAS, LLC


                                   By:
                                      -----------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
                                         --------------------------------------

         IN WITNESS WHEREOF, the Parties have executed this Agreement, or caused this Agreement to be executed by their duly authorized representatives, all as of the day and year first above written.

                                    LIMITED PARTNER:

                                    ANTHEM OIL AND GAS, INC.


                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------

         IN WITNESS WHEREOF, the Parties have executed this Agreement, or caused this Agreement to be executed by their duly authorized representatives, all as of the day and year first above written.

                                  LIMITED PARTNER:

                                  ---------------------------------------------
                                  PADRAIG ENNIS

         IN WITNESS WHEREOF, the Parties have executed this Agreement, or caused this Agreement to be executed by their duly authorized representatives, all as of the day and year first above written.

                                LIMITED PARTNER:

                                BTA OIL PRODUCERS


                                By:
                                   --------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------

         IN WITNESS WHEREOF, the Parties have executed this Agreement, or caused this Agreement to be executed by their duly authorized representatives, all as of the day and year first above written.

                                LIMITED PARTNER:

                                ENERQUEST OIL & GAS, LTD.

                                By:  EnerQuest Property Management, LLC,
                                         its general partner


                                By:
                                   --------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------

         IN WITNESS WHEREOF, the Parties have executed this Agreement, or caused this Agreement to be executed by their duly authorized representatives, all as of the day and year first above written.

                                  LIMITED PARTNER:

                                  TCTB II, LTD.

                                  By:                                     ,
                                       -----------------------------------
                                           its general partner


                                  By:
                                     ---------------------------------------
                                  Name:
                                       -------------------------------------
                                  Title:
                                        ------------------------------------

         IN WITNESS WHEREOF, the Parties have executed this Agreement, or caused this Agreement to be executed by their duly authorized representatives, all as of the day and year first above written.

                                LIMITED PARTNER:

                                PETROLINK ENERGY ADVISORS, INC.


                                By:
                                   -------------------------------------------
                                Name:
                                     -----------------------------------------
                                Title:
                                      ----------------------------------------

         IN WITNESS WHEREOF, the Parties have executed this Agreement, or caused this Agreement to be executed by their duly authorized representatives, all as of the day and year first above written.

                                LIMITED PARTNER:

                                CLAYTON WILLIAMS ENERGY, INC.


                                By:
                                   -------------------------------------------
                                Name:
                                     -----------------------------------------
                                Title:
                                      ----------------------------------------

         IN WITNESS WHEREOF, the Parties have executed this Agreement, or caused this Agreement to be executed by their duly authorized representatives, all as of the day and year first above written.

                                LIMITED PARTNER:

                                ENDEAVOR ENERGY RESOURCES, LP

                                By:                                       ,
                                     -------------------------------------
                                         its general partner


                                By:
                                   -----------------------------------------
                                Name:
                                     ---------------------------------------
                                Title:
                                      --------------------------------------

         IN WITNESS WHEREOF, the Parties have executed this Agreement, or caused this Agreement to be executed by their duly authorized representatives, all as of the day and year first above written.

                                LIMITED PARTNER:

                                J.  CLEO  THOMPSON  & JAMES
                                CLEO THOMPSON, JR., L.P.

                                By:                                     ,
                                     -----------------------------------
                                         its general partner


                                By:
                                   -----------------------------------------
                                Name:
                                     ---------------------------------------
                                Title:
                                      --------------------------------------

         IN WITNESS WHEREOF, the Parties have executed this Agreement, or caused this Agreement to be executed by their duly authorized representatives, all as of the day and year first above written.

                                LIMITED PARTNER:

                                MCGRAW BROTHERS INVESTMENTS


                                By:
                                   ------------------------------------------
                                Name:
                                     ----------------------------------------
                                Title:
                                      ---------------------------------------

         IN WITNESS WHEREOF, the Parties have executed this Agreement, or caused this Agreement to be executed by their duly authorized representatives, all as of the day and year first above written.

                                LIMITED PARTNER:

                                MORIAH INVESTMENT PARTNERS


                                By:                                         ,
                                     ---------------------------------------
                                         its general partner


                                By:
                                   ------------------------------------------
                                Name:
                                     ----------------------------------------
                                Title:
                                      ---------------------------------------

                  IN WITNESS WHEREOF,  the Parties have executed this Agreement,
or  caused   this   Agreement   to  be   executed   by  their  duly   authorized
representatives, all as of the day and year first above written.

                                LIMITED PARTNER:

                                OAKDALE VENTURES, LTD.

                                By:                                   ,
                                     ---------------------------------
                                         its general partner


                                By:
                                   --------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------

         IN WITNESS WHEREOF, the Parties have executed this Agreement, or caused this Agreement to be executed by their duly authorized representatives, all as of the day and year first above written.

                                LIMITED PARTNER:

                                CLEAR FORK, INC.


                                By:
                                   ------------------------------------------
                                Name:
                                     ----------------------------------------
                                Title:
                                      ---------------------------------------

         IN WITNESS WHEREOF, the Parties have executed this Agreement, or caused this Agreement to be executed by their duly authorized representatives, all as of the day and year first above written.

                                LIMITED PARTNER:


                                ----------------------------------------------
                                FROSTY GILLIAM, JR., Separate Property

         IN WITNESS WHEREOF, the Parties have executed this Agreement, or caused this Agreement to be executed by their duly authorized representatives, all as of the day and year first above written.

                                 LIMITED PARTNER:

                                 CDW ENERGY INVESTMENT PARTNERS, LTD.

                                 By:                                        ,
                                      --------------------------------------
                                          its general partner


                                 By:
                                    ------------------------------------------
                                 Name:
                                      ----------------------------------------
                                 Title:
                                       ---------------------------------------

         IN WITNESS WHEREOF, the Parties have executed this Agreement, or caused this Agreement to be executed by their duly authorized representatives, all as of the day and year first above written.

                                LIMITED PARTNER:


                                --------------------------------------------
                                ALLEN R. GEISELMAN

         IN WITNESS WHEREOF, the Parties have executed this Agreement, or caused this Agreement to be executed by their duly authorized representatives, all as of the day and year first above written.

                                LIMITED PARTNER:


                                --------------------------------------------
                                STEVEN RAY WHITESIDE

         IN WITNESS WHEREOF, the Parties have executed this Agreement, or caused this Agreement to be executed by their duly authorized representatives, all as of the day and year first above written.

                                LIMITED PARTNER:


                                --------------------------------------------
                                GREGORY P. MITCHELL

         IN WITNESS WHEREOF, the Parties have executed this Agreement, or caused this Agreement to be executed by their duly authorized representatives, all as of the day and year first above written.

                                LIMITED PARTNER:


                                --------------------------------------------
                                WILLIAM H. MUNN II

         IN WITNESS WHEREOF, the Parties have executed this Agreement, or caused this Agreement to be executed by their duly authorized representatives, all as of the day and year first above written.

                                LIMITED PARTNER:


                                --------------------------------------------
                                BRYAN L. MASON

         IN WITNESS WHEREOF, the Parties have executed this Agreement, or caused this Agreement to be executed by their duly authorized representatives, all as of the day and year first above written.

                                LIMITED PARTNER:


                                -------------------------------------------
                                WILLIAM SCOTT LOUDERBACK

         IN WITNESS WHEREOF, the Parties have executed this Agreement, or caused this Agreement to be executed by their duly authorized representatives, all as of the day and year first above written.

                                LIMITED PARTNER:


                                --------------------------------------------
                                JOHN J. BICK

                                  SCHEDULE 2.1

                LIST OF SELLERS AND ALLOCATION OF PURCHASE PRICE

I. PPM Dallas                                                                                  Allocated
                                                        Partnership Interest                   Purchase
                                                     (Limited Partner Interest                 Price
NAMES                                               UNLESS OTHERWISE INDICATED)
-----                                               ---------------------------
                                                                                   -----------------------------------
                                                                                         CASH              NOTE
Priority Power Management Dallas, LLC                       1.00000% (GP)            $  1,169.72      $  7,556.48
John Bick                                                  34.65000%                   40,530.60       261,831.79
Priority Power Management, Ltd.                            64.35000%                   75,271.11(1)    486,259.04(1)

(1) To be paid directly to the holders of the PPM Interests and is included in the amounts reflected below.


II. PPM                                                                                         Allocated
                                                       Partnership Interest                     Purchase
                                                     (Limited Partner Interest                  Price(1)
NAMES                                             UNLESS OTHERWISE INDICATED)
-----                                             ---------------------------
                                                                                         CASH              NOTE
Priority Power Management I, LLC                            1.32231% (GP)          $    6,060.29     $   39,150.44
Anthem Oil and Gas, Inc.                                   43.42784%                  199,029.66      1,285,751.93
Padraig Ennis                                               3.41316%                   15,642.50        101,052.15
BTA Oil Producers                                           3.30578%                   15,150.38          97,873.00
EnerQuest Oil & Gas, Ltd.                                   3.30578%                   15,150.38          97,873.00
TCTB II, Ltd.                                               3.30578%                   15,150.38          97,873.00
Petrolink Energy Advisors, Inc.                             3.30578%                   15,150.38          97,873.00
Clayton Williams Energy, Inc.                               3.30578%                   15,150.38          97,873.00
Endeavor Energy Resources, LP                               3.30578%                   15,150.38          97,873.00
J. Cleo Thompson & James Cleo                               3.30578%                   15,150.38          97,873.00
    Thompson, Jr., L.P.
McGraw Brothers Investments                                 1.65289%                    7,575.19          48,936.50
Moriah Investment Partners                                  1.65290%                    7,575.24          48,936.82
Oakdale Ventures, Ltd.                                      1.32231%                    6,060.14          39,149.12
Clear Fork, Inc.                                            1.98347%                    9,090.24          58,723.85
Frosty Gilliam, Jr., Separate Property                     14.15074%                   64,852.80        418,955.69
CDW Energy Investment Partners, Ltd.                        1.32231%                    6,060.14          39,149.12
Allen R. Geiselman                                          1.98347%                    9,090.24          58,723.85
Steven Ray Whiteside                                        1.32231%                    6,060.14          39,149.12
Gregory P. Mitchell                                         0.66116%                    3,030.10          19,574.72
William H. Munn II                                          0.66116%                    3,030.10          19,574.72
Bryan L. Mason                                              0.66116%                    3,030.10          19,574.72
William Scott Louderback                                    1.32231%                    6,060.14          39,149.12


(1) Includes a portion of the Purchase Price allocated to PPM with respect to its PPM Dallas LP Interests and to be paid directly to these holders of PPM Interests.

                                  SCHEDULE 4.1

                            ORGANIZATIONAL DOCUMENTS

1. Certificate of Limited Partnership of Priority Power Management, Ltd. filed with the Secretary of State of the State of Texas on January 26, 2001.

2. Limited Partnership Agreement of Priority Power Management, Ltd. dated January 29, 2001.

3. Certificate of Limited Partnership of PPM Dallas, Ltd. filed with the Secretary of State of the State of Texas on September 23, 2003.

4.       Limited  Partnership  Agreement of PPM Dallas,  Ltd. dated September 5,
         2003.

                                  SCHEDULE 4.8

                                SUBSEQUENT EVENTS

None.

                                  SCHEDULE 4.9

                                   LIABILITIES

None.

                                  SCHEDULE 4.10

                                    INSURANCE

-------------------------------- --------------------------- ------------------
            CARRIER                    INSURANCE TYPE          POLICY NUMBER
-------------------------------- --------------------------- ------------------
Guardian                                   Health            Group ID 00 385573



American   Hallmark  Ins.  Co.,  Commercial Gen. Liability    44-CL-404692-04
aka Clarendon National Ins. Co.






American   Hallmark  Ins.  Co.,     Automobile Liability      44-CL-404692-04
aka Clarendon National Ins. Co.

American   Hallmark  Ins.  Co.,       Excess Liability        44-CU-402164-04
aka Clarendon National Ins. Co.

Hartford, aka Twin City Fire           Workers Comp.            46WECPK6096
Insurance Company

-------------------------------- --------------------------- ------------------


------------ ------------ ------------------------------------------ --------------------------------
 EFF. DATE    EXP. DATE              LIMITS OF LIABILITY                         INSURED
------------ ------------ ------------------------------------------ --------------------------------
     Month to Month                                    Unlimited                Pat Ennis
                                                                              Gayla Wigley
                                                                              Brooke Martin

 9/21/2005    9/21/2006       Cash Occurrence       $1,000,000.00    Priority Power Management, LLC
                             Damaged to Rented
                          Premises each occurrence     $50,000.00                  " "
                          Med Exp (any one person)       excluded                  " "
                           Personal & Adv Injury    $1,000,000.00                  " "
                             General Aggregate      $2,000,000.00                  " "
                            Products-Comp/OP Agg         Included                  " "

 9/21/2005    9/21/2006    Combined Single Limit    $1,000,000.00    Priority Power Management, LLC


 9/21/2005    9/21/2006       Each Occurrence       $1,000,000.00    Priority Power Management, LLC


12/19/2005   12/19/2006        Each Accident        $1,000,000.00    Priority Power Management, LLC
                          Disease - each employee   $1,000,000.00                  " "
                           Disease - Policy Limit   $1,000,000.00                  " "
------------ ------------ ------------------------- ---------------- --------------------------------


                                  SCHEDULE 4.21

                         CERTAIN BUSINESS RELATIONSHIPS


         Aggregation and Consulting Services Agreements between the Partnerships and the following Sellers and/or their Affiliates, as amended:

1. J. Cleo Thompson

2. Endeavor Energy Resources LP

3. Aghorn Operating Inc.

4. ClayDesta Buildings LP

5. Southwest Royalties, Inc.

6. BTA Oil Producers

7. Brothers Production Company

8. Clear Fork, Inc.

9. CrownQuest, LLC

                                  SCHEDULE 6.7

                                  KEY EMPLOYEES


John J. Bick
Padraig Ennis

                                                                       Exhibit A


                                    EXHIBIT A

                             FORM OF PROMISSORY NOTE

$_______________                PROMISSORY NOTE                __________, 2006
                                ---------------

         FOR VALUE RECEIVED, the undersigned, Amen Properties, Inc. and NEMA Properties, LLC (hereinafter called "MAKERS"), promise to pay to the order of __________________________________ _______________________ ("PAYEE"), the
principal   sum  of   __________________________________   and  __/100   Dollars
($______________) in coin or currency of the United States of America, together with interest thereon from and after the date hereof until paid in full at the rate of 7.75% per annum, but in no event shall the interest exceed the maximum amount of nonusurious interest allowed from time to time by applicable law ("HIGHEST LAWFUL RATE").

         The outstanding principal and accrued and unpaid interest of this Promissory Note (this "NOTE") is due and payable in equal quarterly installments of principal and interest, beginning the last day of the first full calendar quarter following closing under that certain Securities Purchase Agreement among Makers, as buyers, and Payee and others, as sellers, dated May 18, 2006 (the "PURCHASE AGREEMENT"), and continuing on the last day of each calendar quarter thereafter until December 31, 2013, the maturity date of this Note when all remaining principal and accrued and unpaid interest of this Note will be fully due and payable. No payment shall be past due and no default will occur hereunder if such payment is made within ten (10) days of the due date.

         This Note is given pursuant and subject to the Purchase Agreement. This
Note is one of a number of promissory notes given under the Purchase Agreement (the "RELATED NOTES"), and the amount of any payment made on this Note will be in proportion to the face amount of this Note compared to the aggregate face amount of this Note and all the Related Notes. No payment will be made on this Note unless contemporaneous payments are made on all of the Related Notes, and no payments will be made on the Related Notes unless a contemporaneous payment is made on this Note.

         Makers may prepay all or any portion of the remaining principal balance or accrued interest at any time, and from time to time, without penalty or fee. Any prepayment hereunder shall be applied first to accrued and unpaid interest, if any, owing on this Note and the balance to principal.

         All agreements between the Makers and Payee, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency shall the interest paid or agreed to be paid to Payee exceed the maximum amount permitted under applicable law. If, under any circumstance whatsoever, interest would otherwise be payable to Payee at a rate in excess of the Highest Lawful Rate, then the interest payable to Payee shall be reduced to the maximum amount permitted under applicable law, and if under any circumstance whatsoever Payee shall ever receive anything of value deemed interest by applicable law which would exceed interest at the Highest Lawful Rate, then any excessive interest paid shall be applied to the reduction of the principal amount hereunder and not to the payment of interest or if such excess interest exceeds the unpaid principal balance hereof, such excess shall be refunded to Makers. All interest paid or agreed to be paid to Payee shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full period until payment in full of the principal of this Note so that the rate of interest hereon is uniform throughout the term hereof. This paragraph shall control all agreements between the undersigned and the Payee.

         THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS EXCEPT FOR CONFLICTS OF LAWS PRINCIPALS WHICH WOULD RESULT IN THE LAWS OF ANOTHER JURISDICTION TO APPLY.

         THIS NOTE REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, each Maker has executed this Note as of the ___ day of _________, 2006.

                                   AMEN PROPERTIES, INC.


                                   By:
                                      -----------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
                                         --------------------------------------

                                   Address:

                                   303 W. Wall St., Suite 2300
                                   Midland, Texas 79701

                                   NEMA PROPERTIES, LLC


                                   By:
                                      -----------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
                                         --------------------------------------

                                   Address:

                                   303 W. Wall St., Suite 2300
                                   Midland, Texas 79701

                                                                       Exhibit B


                                    EXHIBIT B


                   FORM OF ASSIGNMENT OF PARTNERSHIP INTEREST

         ("ASSIGNOR"), with offices at , for the payment of Ten and No/100 Dollars ($10.00) and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged and subject to the terms and conditions hereof, hereby grants, sells, assigns, transfers, conveys and delivers to __________________________________ ("ASSIGNEE"), with offices at 303 W. Wall,
Suite 2300, Midland, Texas 79701, all of Assignor's right, title and interest in and to the following:

         (a) partnership interests in Priority Power Management, Ltd., a Texas limited partnership, owned of record or beneficially by Assignor, free and clear of all Encumbrances; and

         (b) partnership interests in PPM Dallas, Ltd., a Texas limited partnership, owned of record or beneficially by Assignor, free and clear of all Encumbrances.

         Assignor will, at any time and from time to time after the date hereof, upon Assignee's request and for no further consideration, execute, acknowledge, and deliver or cause to be executed and delivered, all further documents or instruments necessary to effect the transaction embodied in this Assignment of Partnership Interest. This Assignment of Partnership Interest is executed pursuant and subject to that certain Securities Purchase Agreement dated May 18, 2006 by and between Assignor and Assignee (the "AGREEMENT"). Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Agreement.

         The representations and warranties set forth in the Agreement are hereby incorporated herein by reference.

         This Assignment of Partnership Interest is made with full substitution and subrogation of Assignee, its successors and assigns, to the rights of Assignor under, in and to all warranties made by others with respect to the rights, titles and interests being conveyed hereunder.

         To have and to hold the same unto Assignee and its successors and assigns forever.

         EXECUTED as of __________________________.



                                    ASSIGNOR:



                                   By:
                                      -------------------------------------
                                   Name:
                                        -----------------------------------
                                   Title:
                                         ----------------------------------


                                    ASSIGNEE:




                                   By:
                                      -------------------------------------
                                   Name:
                                        -----------------------------------
                                   Title:
                                         ----------------------------------


                                      B-2